Forward-Looking Statements This presentation includes certain forward-looking statements, including statements about the proposed acquisition of General Communication, Inc. (“GCI”) by Liberty Interactive Corporation (“Liberty Interactive”) and the proposed split-off of Liberty Interactive’s interest in the combined company (“GCI Liberty”) (the “proposed split-off ” and together with the proposed acquisition of GCI, the “proposed transactions”), the timing of the proposed transactions, the contemplated reincorporation of GCI Liberty, the proposed reattribution or sale of assets and liabilities at Liberty Interactive in connection with the proposed transactions, the renaming of Liberty Interactive, GCI Liberty’s entry into a margin loan arrangement prior to the completion of the proposed transaction, Liberty Interactive’s anticipated offer to exchange any or all of its outstanding 1.75% Charter exchangeable debentures, the realization of estimated synergies and benefits from the proposed transactions, business strategies, market potential, future financial prospects and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this presentation, and each of Liberty Interactive and GCI expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s or GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive and GCI, including the most recent Forms 10-K, for additional information about Liberty Interactive and GCI and about the risks and uncertainties related to the business of each of Liberty Interactive and GCI which may affect the statements made in this presentation.

Additional Disclaimers Additional Information Nothing in this presentation shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty Interactive’s tracking stocks. The offer and sale of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. Liberty Interactive stockholders, GCI stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus to be filed regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com. Participants in a Solicitation The directors and executive officers of Liberty Interactive and GCI and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed transactions. Information regarding the directors and executive officers of Liberty Interactive is available in its definitive proxy statement, which was filed with the SEC on July 8, 2016, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of GCI is available as part of its Form 10-K filed with the SEC on March 2, 2017. For other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

GCI Summary Company Profile • Largest communications provider to both residential and business customers in Alaska with $3+ billion network • Headquartered in Anchorage with 2,300 employees • Publicly traded since 1987 • True quad-play provider with solid competitive position • Cable systems pass over 90% of Alaskan households; over 50% data penetration of residential homes passed • Leading market position across consumer products • Industry best penetration and ARPUs • Second largest wireless provider (~1/3 market share) • Attractive financial profile with margin expansion initiatives underway • $934m revenue and $288m adjusted EBITDA in 2016 • Even revenue split between consumer and business services • Operated by founder Ron Duncan • Senior Management team average tenure of over 20 years (as of December 31, 2016) Wireline Segment - Consumer Homes Passed 250,800 Data Subscribers 127,600 % Penetration of homes passed 51% Basic Video Subscribers 107,700 % Penetration of homes passed 43% Voice Subscribers 48,600 % Penetration of homes passed 19% Data ARPU $88.85 Video ARPU $79.94 Wireline Segment - GCI Business Data Subscribers 13,200 Basic Video Subscribers 18,100 Voice Subscribers 45,900 Total Wireline Segment Data Subscribers 140,800 Video Subscribers 125,800 Voice Subscribers 94,500 Wireless Segment Wireless Subscribers 222,500 Wireless ARPU $37.10 11

Pro Forma GCI Liberty Net Asset Value

Capitalization Summary

($ in millions)	Amount
GCI Enterprise Value[(1)]	2,678
Liberty Broadband (42.7m shares, $87.09 / share)	3,719
Charter (5.4m shares, $328.27 / share)	1,773
Lending Tree (2.8m shares, $121.80 / share)	341
FTD (10.2m shares, $19.51 / share)	199
Other Assets[(2)]	40
GCI Cash	19
Cash Attributable to GCI Liberty[(3)]	733
Total Cash	752
Total GCI Liberty Asset Value	**$9,502**
Total Debt	2,832
Preferred Shares Issued to GCI Shareholders	172
Total GCI Liberty Net Asset Value	**$6,498**

Total Debt Summary

	Amount	2016 EBITDA Multiple[(4)]
Operating Company GCI Debt		
Revolving Credit Facility[(5)] (L+3.00%)	114	0.4x
Term Loan A (L+3.00%)	215	0.7x
Term Loan B (L+3.00%)	245	0.9x
Senior Notes[(6)]	775	2.7x
Capital Leases and Other Debt Obligations[(7)]	158	0.5x
Searchlight Note	75	0.3x
Total Operating Company GCI Debt	**$1,582**	**5.5x**
Non-GCI Debt at GCI Liberty		
1.75% CHTR Exchangeable[(8)]	750	
New LBRDK Margin Loan[(9)]	500	
Total Non-GCI Debt at GCI Liberty	1,250	
Total GCI Liberty Debt	**$2,832**	

Note: Share prices as of 4/3/2017

(1) Based on transaction purchase price of $32.50 per share as shown on slides 18-19 and based on GCI's undiluted share count as of 2/24/2017.
(2) Includes Evite and Giggle. Excludes Sound Ventures, Quid, Brit+Co and Liberty Israel Venture Fund II, expected to be sold for estimated $75m proceeds.
(3) Represents Liberty Ventures cash balance as of 12/31/2016, pro forma for $500m LBRDK margin loan, assuming $329m cash reattributed to QVC Group and assuming $75m in proceeds from sale of private assets.
(4) Multiple of GCI's reported 2016 EBITDA.
(5) Capacity of $200m. Assumes additional $59m drawn on revolver at close to cover Searchlight SAR cash settlement.
(6) Includes $450m of Senior Notes with an interest rate of 6.875% and $325m of Senior Notes with an interest rate of 6.750%.
(7) Includes GCI's capital leases primarily related to leasing transponder capacity, certain sale and leaseback obligations and other borrowings.
(8) Liberty Interactive will offer to exchange any or all of its outstanding 1.75% Charter exchangeable debentures due 2046 for mirror debentures of GCI Liberty; holders will be required to tender in advance of the transaction closing. Any Exchangeable debentures not exchanged will be reattributed to the QVC Group together with an amount of cash equal to NPV principal and cash interest payments through the put date (10/2023), and an indemnification obligation from GCI Liberty through 10/2023 for additional amounts payable if holders put while CHTR exchange feature is in the money. Presentation above assumes all Exchangeable debentures accept exchange offer and full $750m of debt is at GCI Liberty.
(9) To be issued by GCI Liberty.

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LIBERTY VENTURES